UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 16, 2005
Allied Waste Industries, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-14705	88-0228636
(Commission File Number)	(IRS Employer Identification No.)

15880 N. Greenway-Hayden Loop, Suite 100
Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (480) 627-2700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In our Form 10-Q for the quarter ended June 30, 2005, Allied Waste Industries, Inc. added increased disclosure related to components of cost of operations and selling, general and administrative expenses in Management’s Discussion and Analysis of Results of Operations. This change in management’s discussion and analysis has no impact on any item in our financial statements, including our Consolidated Statements of Operations, Balance Sheets, Stockholders’ Equity, Cash Flows or Notes.

The following information provides comparable amounts for prior periods.

Cost of operations:

	Quarter Ended				Six Months Ended
	March 31, 2005		June 30, 2005		June 30, 2005
		% of Revenue		% of Revenue		% of Revenue
Labor and related benefits	$270.0	20.1%	$279.2	19.3%	$549.2	19.7%
Transfer and disposal costs	112.4	8.4	131.0	9.0	243.4	8.7
Maintenance and repairs	115.8	8.6	123.5	8.5	239.3	8.6
Transportation and subcontractor costs	99.3	7.4	111.8	7.7	211.1	7.6
Cost of goods sold	11.9	0.9	11.7	0.8	23.6	0.8
Fuel	47.1	3.5	59.8	4.1	106.9	3.8
Disposal and franchise fees and taxes	81.3	6.1	90.3	6.2	171.6	6.1
Landfill operating costs	37.4	2.8	37.6	2.6	75.0	2.7
Risk management	39.9	3.0	49.0	3.4	88.9	3.2
Other	59.8	4.4	48.8	3.5	108.6	3.9

Total operating expenses	$874.9	65.2%	$942.7	65.1%	$1,817.6	65.1%

	Quarter Ended								Year Ended
	March 31, 2004		June 30, 2004		September 30, 2004		December 31, 2004		December 31, 2004
		% of Revenue		% of Revenue		% of Revenue		% of Revenue		% of Revenue
Labor and related benefits	$263.7	20.1%	$268.9	19.2%	$272.0	19.2%	$266.6	19.2%	$1,071.2	19.4%
Transfer and disposal costs	110.0	8.4	131.8	9.4	130.8	9.2	127.2	9.2	499.8	9.1
Maintenance and repairs	109.8	8.4	114.3	8.2	121.8	8.6	123.6	8.9	469.5	8.5
Transportation and subcontractor costs	91.3	7.0	101.0	7.2	106.8	7.5	107.3	7.7	406.4	7.4
Cost of goods sold	11.4	0.9	12.7	0.9	12.7	0.9	12.4	0.9	49.2	0.9
Fuel	38.9	3.0	41.5	3.0	43.1	3.0	45.0	3.2	168.5	3.1
Disposal and franchise fees and taxes	78.3	6.0	86.5	6.2	89.2	6.3	86.2	6.2	340.2	6.2
Landfill operating costs	33.0	2.5	34.0	2.4	39.6	2.8	39.5	2.9	146.1	2.6
Risk management	41.1	3.1	43.5	3.0	40.7	3.0	43.5	3.1	168.8	3.1
Other	44.9	3.4	41.5	3.0	53.9	3.8	54.6	4.0	194.9	3.5

Total operating expenses	$822.4	62.8%	$875.7	62.5%	$910.6	64.3%	$905.9	65.3%	$3,514.6	63.8%

Selling, general and administrative expenses:

	Quarter Ended				Six Months Ended
	March 31, 2005		June 30, 2005		June 30, 2005
		% of Revenue		% of Revenue		% of Revenue
Salaries	$82.5	6.2%	$78.9	5.5%	$161.4	5.8%
Rent and office costs	10.2	0.8	9.8	0.7	20.0	0.7
Professional fees	12.4	0.9	12.7	0.9	25.1	0.9
Provision for doubtful accounts	0.8	0.1	5.5	0.4	6.3	0.2
Other	24.0	1.7	10.1	0.6	34.1	1.3

Total selling, general and administrative expenses	$129.9	9.7%	$117.0	8.1%	$246.9	8.9%

	Quarter Ended								Year Ended
	March 31, 2004		June 30, 2004		September 30, 2004		December 31, 2004		December 31, 2004
		% of Revenue		% of Revenue		% of Revenue		% of Revenue		% of Revenue
Salaries	$81.0	6.2%	$80.7	5.8%	$70.3	5.0%	$86.7	6.3%	$318.7	5.8%
Rent and office costs	10.6	0.8	10.5	0.7	10.4	0.7	11.4	0.8	42.9	0.8
Professional fees	13.3	1.0	19.5	1.4	19.8	1.4	17.6	1.3	70.2	1.3
Provision for doubtful accounts	5.2	0.4	1.7	0.1	6.9	0.5	4.8	0.3	18.6	0.3
Other	22.3	1.7	24.2	1.7	28.3	2.0	28.5	2.0	103.3	1.8

Total selling, general and administrative expenses	$132.4	10.1%	$136.6	9.7%	$135.7	9.6%	$149.0	10.7%	$553.7	10.0%

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WASTE INDUSTRIES, INC.

By:	/s/ PETER S. HATHAWAY

Peter S. Hathaway
Executive Vice President and Chief Financial Officer
Date: August 16, 2005

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